UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2005

Date of Report (Date of earliest event reported)

JWH Global Trust

(Exact name of registrant as specified in its charter)

Delaware	000-22887	36-4113382
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

550 W. Jackson Blvd.
Suite 1300
Chicago, IL 60661

(Address of principal executive offices)
(Zip Code)

(312) 788-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange  Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Delayed filing of Form 10-Q

The completion of the Form 10-Q has been delayed by recent events pertaining to Refco Inc., the ultimate parent of Refco Commodity Management, Inc., the managing owner of the Fund.  See the reports on Form 8-K previously filed with the Securities and Exchange Commission by JWH Global Trust for a discussion of these recent events.

This Current Report on Form 8-K contains forward-looking statements as defined in Section 21A of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are identified by words such as “may, “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” or “continue.”  These forward-looking statements reflect our current expectation about our future performance or achievements.  These statements involve known and unknown risks, uncertainties and other factors that may cause actual performance or achievements to be materially different from any expressed by these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JWH Global Trust
(Registrant)

/s/ Richard C. Butt
Name: Richard C. Butt Title: President of Refco Commodity Management, Inc., the Managing Owner of the Registrant
Date: November 10, 2005